UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

March 17, 2004
Date of Report (Date of earliest event reported)

Daisytek International Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-25400	75-2421746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1230
Dallas, TX  75219
(Address of principal executive office)

(214) 443-4405
(Registrant’s telephone number, including area code)

1205 Central Expressway South, Suite 200
Allen, TX  75013
(Former name or former address, if changed since last report.)

ITEM  3.    BANKRUPTCY OR RECEIVERSHIP.

A.I. Liquidation, Inc. (formerly known as Arlington Industries, Inc., “Arlington”), B.A. Pargh Company, Daisytek, Incorporated (“Inc.”), Daisytek Latin America, Inc., Digital Storage, Inc. (“DSI”), Tapebargains.com, Inc., T.T.C. Liquidation, Inc. (formerly known as The Tape Company, “Tape”), and Virtual Demand, Inc. (collectively, the “Initial Debtors”) each filed a voluntary petition for relief (the “Initial Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”).  Subsequently, on June 3, 2003, Daisytek International Corporation (the “Company” and collectively with the Initial Debtors, the “Debtors”) filed a voluntary petition for relief (collectively with the Initial Cases, the “Cases”) under the Bankruptcy Code in the Bankruptcy Court.  Each of the Initial Debtors is a direct or indirect subsidiary of the Company.

Since the Debtors’ respective petition dates, they have continued to operate and manage their business as debtors in possession pursuant to the Bankruptcy Code.  During this time the Debtors, with Bankruptcy Court approval, sold (a) substantially all of the assets of Arlington, DSI, and Tape, (b) certain intellectual property of Inc., and (c) Inc.’s capital stock in its subsidiaries, Etertin S.A., Daisytek (Canada) Inc., and Daisytek de Mexico, S.A. de C.V. (collectively, the “Marketed Assets”).  In addition, the Debtors liquidated Inc.’s inventory and collected its accounts receivable.

On March 17, 2004, the Bankruptcy Court entered an order (the “Confirmation Order”), a copy of which is attached hereto as Exhibit 2.1, confirming the First Amended Joint Plan of Liquidation for the Debtors (Excluding T.T.C. Liquidation, Inc. (f/k/a/ The Tape Company)) (the “Plan”), a copy of which is attached hereto as Exhibit 2.2.

In the Confirmation Order, the Bankruptcy Court confirmed the Plan with respect to the Cases of each of the Debtors except Tape (collectively, the “Confirmed Debtors”).  At this time, the administration of Tape’s estate has not been resolved, and each of the Debtors reserves its rights with respect thereto.

Under the Plan, the Cases of each of the Confirmed Debtors shall be deemed to be one consolidated case for the limited purpose of distributions.  The remaining assets of the Confirmed Debtors’ estates (the “Creditors Trust Assets”), which include, but are not limited to, cash, accounts receivable, amounts payable under holdbacks from buyers of certain of the Marketed Assets, avoidance actions, and other causes of action, shall be transferred to a creditors trust (the “Creditors Trust”).  Initially, a senior claim distribution reserve will be established from the Creditors Trust Assets to pay holders of allowed administrative claims, professional fee claims, priority claims, and claims relating to U.S. Trustee fees.

The trustee of the Creditors Trust will liquidate the remaining Creditors Trust Assets, as necessary, and make pro rata distributions of available cash to holders of beneficial interests in the Creditors Trust (i.e., holders of allowed general unsecured claims against the Confirmed Debtors’ estates) from time to time in such amounts as provided in the Plan.  Each holder of an allowed convenience claim against the Confirmed Debtors’ estates and those holders of allowed general unsecured claims against the Confirmed Debtors’ estates electing to be treated as holders of convenience claims will receive 8% of the amount of the holder’s allowed claim in one cash payments (subject to an aggregate limitation equal to $125,000).

It is not anticipated that holders of allowed general unsecured claims against the Confirmed Debtors’ estates will be paid in full.  As a consequence and as mandated by the priority scheme of the Bankruptcy Code, holders of subordinated claims against and equity interests in the Confirmed Debtors will not be entitled to receive any distributions or retain any property on account of their subordinated claims against and equity interests in any of the Confirmed Debtors.  As of the effective date of the Plan, all outstanding equity interests in each of the Confirmed Debtors will be deemed terminated and extinguished and the certificates that previously evidenced ownership of such equity interests will be cancelled, and such certificates will not evidence any rights or interests in the Confirmed Debtors.

Information as to the assets and liabilities of the Company and Initial Debtors as of February 29, 2004, the most recent practicable date prior to the date of the Confirmation Order, is set forth on the unaudited monthly operating reports of the Company and Initial Debtors for a period from February 1, 2004 through February 29, 2004, filed with the Bankruptcy Court and attached hereto as Exhibits 2.3-2.8.

ITEM  7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

2.1                                 Order Confirming First Amended Joint Plan of Liquidation for the Debtors (Excluding T.T.C. Liquidation, Inc. (f/k/a/ The Tape Company)), dated March 17, 2004.

2.2                                 First Amended Joint Plan of Liquidation for the Debtors, dated January 28, 2004.

2.3                                 Monthly Operating Report of Daisytek International Corporation, for a period from February 1, 2004 through February 29, 2004.

2.4           Monthly Operating Report of The Tape Company and Tapebargains.com, for a period from February 1, 2004 through February 29, 2004.

2.5           Monthly Operating Report of Daisytek Latin America, Inc. for a period from February 1, 2004 through February 29, 2004.

2.6           Monthly Operating Report of Daisytek Incorporated, B.A., Pargh Company and Virtual Demand, Inc., for a period from February 1, 2004 through February 29, 2004.

2.7           Monthly Operating Report of Digital Storage, Inc., for a period from February 1, 2004 through February 29, 2004.

2.8           Monthly Operating Report of Arlington Industries, Inc., for a period from February 1, 2004 through February 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAISYTEK INTERNATIONAL CORPORATION

	By:	/s/ Dale Booth
Dale Booth
Chief Executive Officer

Date: March 30, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Order Confirming First Amended Joint Plan of Liquidation for the Debtors (Excluding T.T.C. Liquidation, Inc. (f/k/a/ The Tape Company)), dated March 17, 2004.

2.2	First Amended Joint Plan of Liquidation for the Debtors, dated January 28, 2004.

2.3	Monthly Operating Report of Daisytek International Corporation, for a period from February 1, 2004 through February 29, 2004.

2.4	Monthly Operating Report of The Tape Company and Tapebargains.com, for a period from February 1, 2004 through February 29, 2004.

2.5	Monthly Operating Report of Daisytek Latin America, Inc. for a period from February 1, 2004 through February 29, 2004.

2.6	Monthly Operating Report of Daisytek Incorporated, B.A., Pargh Company and Virtual Demand, Inc., for a period from February 1, 2004 through February 29, 2004.

2.7	Monthly Operating Report of Digital Storage, Inc., for a period from February 1, 2004 through February 29, 2004.

2.8	Monthly Operating Report of Arlington Industries, Inc., for a period from February 1, 2004 through February 29, 2004.